                                                                     EXHIBIT 4.6

                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT (this "AMENDMENT") is entered into as of October 30, 2000, among NCI Building Systems, Inc., a Delaware corporation ("BORROWER"), Bank of America, N.A., successor by merger to NationsBank, N.A., as Administrative Agent ("AGENT"), UBS AG, Stamford Branch, successor by merger to Swiss Bank Corporation, as Documentation Agent ("DOCUMENTATION AGENT"), and the financial institutions named as Lenders therein (collectively, "LENDERS"). Capitalized terms not defined herein have the meaning given such terms in the Credit Agreement described below.

                                    RECITALS

         A. Borrower, Agent, Documentation Agent, NationsBank Montgomery Securities LLC, as Syndication Agent, and Lenders executed a Credit Agreement dated as of March 25, 1998 (as previously modified by the First Amendment dated May 1, 1998, the Second Amendment dated May 5, 1998, the Waiver, Consent and Third Amendment dated May 5, 1999, the Waiver and Consent dated November 15, 1999, and the Waiver and Consent dated March 21, 2000, and as amended, restated or supplemented from time to time, the "CREDIT AGREEMENT").

         B. Borrower has requested certain modifications to SECTIONS 9.9 and
10.4 of the Credit Agreement in return for modifications to SECTIONS 10.2 and
10.3 thereof. Determining Lenders are willing to accept such modifications, subject to the terms and conditions set forth in this Amendment.

         NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

         1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  (a) The first sentence of SECTION 9.9 ("Dividends and Distributions") of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Borrower may not declare, make or pay any Distribution, other than (a) Distributions declared, made or paid by Borrower wholly in the form of its capital stock and (b) repurchases by Borrower of up to $50,000,000 of its common stock through a series of open-market transactions or in privately negotiated, off-market transactions."

                  (b) SECTION 10.2 ("Maximum Leverage Ratio") of the Credit Agreement is hereby amended so that the ratio for the dates set forth below shall be the ratio set forth below opposite such dates:

                           October 31, 2000          3.50 to 1.00
                           Thereafter                3.50 to 1.00

                  (c) SECTION 10.3 ("Maximum Senior Debt Ratio") of the Credit Agreement is hereby amended so that the ratio for the dates set forth below shall be the ratio set forth below opposite such dates:

                           October 31, 2000          2.50 to 1.00
                           Thereafter                2.50 to 1.00

                  (d) SECTION 10.4 ("Minimum Fixed Charge Coverage Ratio") of the Credit Agreement is hereby amended by changing the ratio required as of October 31, 2000 from 1.35 to 1.00 to 1.30 to 1.00.

                  (e) SCHEDULE 1 to the Credit Agreement is hereby replaced with the SCHEDULE 1 attached to this Amendment.

         2. Merger of NationsBank, N.A. and Bank of America, N.A. All references in the Loan Documents to NationsBank, N.A., and NationsBanc Montgomery Securities LLC are hereby replaced with references to Bank of America, N.A., and Banc of America Securities LLC, respectively.

         3. Merger of Swiss Bank Corporation and UBS, AG. All references in the Loan Documents to Swiss Bank Corporation are hereby replaced with references to UBS AG, Stamford Branch.

         4. Conditions. This Amendment shall not be effective until (a) it has been duly executed and delivered by (i) Borrower, (ii) each Guarantor, (iii) Agent, (iv) Documentation Agent, and (v) at least Determining Lenders, and (b) Borrower has delivered to Agent for the benefit of each Lender that executes and delivers this Amendment on or before October 30, 2000, an amendment fee equal to 0.05% of such Lender's Commitment.

         5. Representations and Warranties. Borrower hereby represents and warrants to Agent and each Lender that: (a) the execution and delivery of this Amendment has been authorized by all requisite action on its part and will not violate its organizational documents (and Borrower hereby agrees to furnish Agent with evidence of such authorization upon request); (b) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that (i) such representations and warranties speak to a specific date, or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Credit Agreement); (c) it is in full compliance with all Loan Documents to which it is a party; and (d) no default or Potential Default exists.

         6. Miscellaneous. This Amendment is a Loan Document, and, therefore, this Amendment is subject to the applicable provisions of SECTION 14 of the Credit Agreement, all of which applicable provisions are incorporated herein by reference the same as if set forth herein verbatim. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. Borrower agrees that all the Loan Documents to which it is a party remain in full force and effect and continue to evidence its legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Agent and each Lender from any liability for actions or failures to act in connection with the Loan Documents prior to the date hereof. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

         7. Fees and Expenses. Borrower agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this Amendment.

         8. Form. Each agreement, document, instrument or other writing to be furnished Agent or Lenders under any provision of this Amendment must be in form and substance satisfactory to Agent and its counsel.

         9. Counterparts. This Amendment may be executed in more than one counterpart, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         10. Final Agreement. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL, AGREEMENTS AMONG THE PARTIES.

         EXECUTED as of the date first written above.

                                       NCI BUILDING SYSTEMS, INC., as Borrower


                                       By: /s/ Robert J. Medlock
                                          ----------------------------
                                          Robert J. Medlock
                                          Executive Vice President and
                                          Chief Financial Officer

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent and a Lender


                                       By: /s/ Richard L. Nichols, Jr.
                                          --------------------------------------
                                          Richard L. Nichols, Jr.
                                          Managing Director


                                       UBS AG, STAMFORD BRANCH, as Documentation
                                       Agent and a Lender


                                       By: /s/ Wilfred V. Saint
                                          --------------------------------------
                                          Name: Wilfred V. Saint
                                               ---------------------------------
                                          Title: Associate Director
                                                 Banking Product Services US
                                                --------------------------------


                                       By: /s/ Lynne B. Alfarone
                                          --------------------------------------
                                          Name: Lynne B. Alfarone
                                               ---------------------------------
                                          Title: Associate Director
                                                 Banking Product Services US
                                                --------------------------------


                                       THE BANK OF NOVA SCOTIA, as a Lender


                                       By: /s/ A.S. Norsworthy
                                          --------------------------------------
                                          Name: A.S. Norsworthy
                                               ---------------------------------
                                          Title: SR. Team Leader-Loan Operations
                                                --------------------------------


                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender


                                       By: /s/ Hagop V. Jazmadarian
                                          --------------------------------------
                                          Name: Hagop V. Jazmadarian
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                                       IMPERIAL BANK, as a Lender


                                       By: /s/ Ray Vadalma
                                          --------------------------------------
                                          Name: Ray Vadalma
                                               ---------------------------------
                                          Title: Senior Managing Director
                                                --------------------------------


                                       FIRST UNION NATIONAL BANK, as a Lender


                                       By: /s/ David C. Hauglid
                                          --------------------------------------
                                          Name: David C. Hauglid
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------


                                       CREDIT INDUSTRIEL ET COMMERICAL, as a
                                       Lender


                                       By: /s/ Anthony Rock
                                          --------------------------------------
                                          Name: Anthony Rock
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------


                                       By: /s/ Brian O'Leary
                                          --------------------------------------
                                          Name: Brian O'Leary
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------


                                       COMERICA BANK, as a Lender


                                       By: /s/ T. Brancroft Mattei
                                          --------------------------------------
                                          Name: T. Brancroft Mattei
                                               ---------------------------------
                                          Title: Account Officer
                                                --------------------------------

                                       CREDIT LYONNAIS NEW YORK BRANCH, as a
                                       Lender


                                       By: /s/ Attla Koc
                                          --------------------------------------
                                          Name: Attla Koc
                                               ---------------------------------
                                          Title: Sr. V.P.
                                                --------------------------------


                                       BANK AUSTRIA CREDITANSTALT CORPORATE
                                       FINANCE, INC., as a Lender


                                       By: /s/ John Taylor
                                          --------------------------------------
                                          Name: John Taylor
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------


                                       By: /s/ Scott Kray
                                          --------------------------------------
                                          Name: Scott Kray
                                               ---------------------------------
                                          Title: Senior Vice President
                                                --------------------------------


                                       GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                                       By: /s/ Gregory Hong
                                          --------------------------------------
                                          Name: Gregory Hong
                                               ---------------------------------
                                          Title: Duly Authorized Signatory
                                                --------------------------------


                                       WACHOVIA BANK, N.A., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       CIBC, INC., as a Lender


                                       By: /s/ Stephanie E. DeVane
                                          --------------------------------------
                                          Name: Stephanie E. DeVane
                                               ---------------------------------
                                          Title: Executive Director
                                                 CIBC World Markets Corp., as
                                                 Agent
                                                --------------------------------


                                       CREDIT AGRICOLE INDOSUEZ, as a Lender


                                       By: /s/ Patrick Cocquerel
                                          --------------------------------------
                                          Name: Patrick Cocquerel
                                               ---------------------------------
                                          Title: FVP, Managing Director
                                                --------------------------------


                                       By: /s/ Michael R. Quiray
                                          --------------------------------------
                                          Name: Michael R. Quiray
                                               ---------------------------------
                                          Title: VP, SR Manager
                                                --------------------------------


                                       THE FUJI BANK, LIMITED, as a Lender


                                       By: /s/ Nohucki Koike
                                          --------------------------------------
                                          Name: Nohuoki Koike
                                               ---------------------------------
                                          Title: Vice President & Senior Team
                                                 Leader
                                                --------------------------------


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender


                                       By: /s/ J. Kenneth Biegen
                                          --------------------------------------
                                          Name: J. Kenneth Biegen
                                               ---------------------------------
                                          Title: Senior Vice President
                                                --------------------------------

                                       THE SUMITOMO BANK, as a Lender


                                       By: /s/ Suresh S. Tata
                                          --------------------------------------
                                          Name: Suresh S. Tata
                                               ---------------------------------
                                          Title: Senior Vice President
                                                --------------------------------


                                       SOUTHWEST BANK OF TEXAS, N.A., as a
                                       Lender


                                       By: /s/ Gary Tolbert
                                          --------------------------------------
                                          Name: Gary Tolbert
                                               ---------------------------------
                                          Title: Sr. V.P.
                                                --------------------------------


                                       SUNTRUST BANK, as a Lender


                                       By: /s/ Donald L. Gaudette, Jr.
                                          --------------------------------------
                                          Name: Donald L. Gaudette, Jr.
                                               ---------------------------------
                                          Title: Director
                                                --------------------------------


                                       NATIONAL CITY BANK, as a Lender


                                       By: /s/ Scott Brewer
                                          --------------------------------------
                                          Name: Scott Brewer
                                               ---------------------------------
                                          Title: VP
                                                --------------------------------


                                       TEXTRON FINANCIAL CORPORATION, as a
                                       Lender


                                       By: /s/ Stuart Schulman
                                          --------------------------------------
                                          Name: Stuart Schulman
                                               ---------------------------------
                                          Title: Managing Director
                                                --------------------------------

                               GUARANTORS' CONSENT


Each of the undersigned:

(a) consents and agrees to this Amendment and agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid, and binding obligations of the undersigned enforceable in accordance with their terms:

(b) represents and warrants to each Lender that: (a) the execution and delivery of this Amendment have been authorized by all requisite action on its part and will not violate its organizational documents (and agrees to furnish Agent with evidence of such authorization upon request); (b) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that (i) such representations and warranties speak to a specific date, or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Credit Agreement); and (c) it is in full compliance with all Loan Documents to which it is a party; and (d) no Default or Potential Default exists; and

(c) releases Agent, Documentation Agent and each Lender from any liability for actions or failures to act in connection with the Loan Documents prior to the date hereof.

                                       NCI HOLDING CORP.
                                       NCI OPERATING CORP.
                                       METAL COATERS OF CALIFORNIA, INC.
                                       DOUBLECOTE, L.L.C.


                                       By: /s/ Robert J. Medlock
                                          --------------------------------------
                                          Robert J. Medlock
                                          Executive Vice President and
                                          Chief Financial Officer


                                       A & S BUILDING SYSTEMS, L.P.
                                       NCI BUILDING SYSTEMS, L.P.
                                       METAL BUILDING COMPONENTS, L.P.
                                       METAL COATERS OPERATING, L.P.

                                       By: NCI OPERATING CORP.,
                                           as General Partner


                                       By: /s/ Robert J. Medlock
                                          --------------------------------------
                                          Robert J. Medlock
                                          Executive Vice President and
                                          Chief Financial Officer

                                   SCHEDULE 1
                            (As of October 30, 2000)


Borrower and Guarantors

NCI Building Systems, Inc.
10943 North Sam Houston Parkway West
Houston, Texas 77064
Attn: Robert J. Medlock
      Chief Financial Officer
FAX: (281) 477-9675


Agent

Bank of America, N.A.
NCI-007-17-11
100 North Tryon Street, 17th Floor
Charlotte, North Carolina 28255-0001
Attn: Richard L. Nichols, Jr.
      Managing Director
FAX: (704) 386-3271


Copy to:

Porter & Hedges, L.L.P.
700 Louisiana, 35th Floor
Houston, Texas 77002
Attn: F. Walter Bistline, Jr.
FAX: (713) 226-0281